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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

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                               FORM 8-K

                            CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): FEBRUARY 21, 2005


                         ANGELICA CORPORATION
          (Exact name of Company as specified in its charter)

              MISSOURI                     1-5674              43-0905260
    (State or other jurisdiction         (Commission        (I.R.S. Employer
          of incorporation)             File Number)       Identification No.)


      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                  63017-3406
(Address of principal executive offices)                       (Zip Code)


                            (314) 854-3800
           (Company's telephone number, including area code)


                            NOT APPLICABLE
     (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On February 21, 2005 the Compensation and
Organization Committee of the Board of Directors of the Registrant established the performance criteria applicable to the Registrant's short-term incentive program for the 2005 fiscal year. All of the executive officers of the Registrant participate in this program, which will pay cash bonuses to participants after completion of the fiscal year if certain pre-established levels of performance under designated criteria are met or exceeded for the fiscal year. The performance measures under the program for the executive officers are earnings per share, revenue, gross margins, operating income and net cash flow. Each of the executive officers also have personal goals that are specific to the officer's job position. Actual amounts payable as a cash bonus can range from 10% to 80% of the executive officer's base salary (100% in the case of the President and Chief Executive Officer), based upon the extent to which the performance measures under each of the criteria designated above are met, exceeded or below established targets.

                  In addition, at the same meeting, the Compensation and Organization Committee discussed the results of the performance evaluation of Stephen M. O'Hara, President and Chief Executive Officer. On the basis of the results of this evaluation, the Committee authorized an increase in Mr. O'Hara's base salary to $405,000 from $380,000, effective September 15, 2004, the one-year anniversary of Mr. O'Hara's employment.



                              SIGNATURES

                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2005

                                            ANGELICA CORPORATION



                                            By: /s/  James W. Shaffer
                                               --------------------------------
                                                James W. Shaffer
                                                Vice President, Treasurer and
                                                Chief Financial Officer